EXHIBIT 24

                     POWER OF ATTORNEY

We, the undersigned directors and/or officers of Aetna Life and Casualty Company (the "Company"), hereby severally constitute and appoint Zoe Baird, Senior Vice President and General Counsel, John W. Campbell, Vice President and Counsel, and Kirk P. Wickman, Counsel, and each of them individually, with full powers of substitution and resubstitution, our true and lawful attorneys, with full power to them and each of them to sign for us, in our names and in the capacities indicated below, the Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission, and any and all amendments to said Registration Statement (including post-effective amendments), in connection with the registration under the Securities Act of 1933, as amended, of up to $500,000,000 of preferred limited liability company interests in Aetna Capital L.L.C. guaranteed to the extent set forth in the Registration Statement by the Company (and other specified securities of the Company) and to file or cause to be filed the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, and hereby ratifying and confirming all that said attorneys, and each of them, or their substitute or substitutes, shall do or cause to be done by virtue of this Power of Attorney.

WITNESS our hands on this 25th day of March, 1994.

/s/ RONALD E. COMPTON
- --------------------------------   --------------------------------
Ronald E. Compton                  Michael H. Jordan
Chairman, President and Director   Director
(Principal Executive Officer)

/s/ WALLACE BARNES                 /s/ JACK D. KUEHLER
- --------------------------------   --------------------------------
Wallace Barnes                     Jack D. Kuehler
Director                           Director

/s/ JOHN F. DONAHUE                /s/ FRANK R. O'KEEFE, JR.
- --------------------------------   --------------------------------
John F. Donahue                    Frank R. O'Keefe, Jr.
Director                           Director

/s/ WILLIAM H. DONALDSON           /s/ DAVID M. RODERICK
- --------------------------------   --------------------------------
William H. Donaldson               David M. Roderick
Director                           Director

/s/ BARBARA HACKMAN FRANKLIN       /s/ PATRICK W. KENNY
- --------------------------------   --------------------------------
Barbara Hackman Franklin           Patrick W. Kenny
Director                           Group Executive, Finance and
                                     Administration
                                   (Principal Financial Officer)

/s/ EARL G. GRAVES                 /s/ ROBERT E. BROACH
- --------------------------------   --------------------------------
Earl G. Graves                     Robert E. Broach
Director                           Senior Vice President, Finance
                                     and Corporate Controller
                                   (Principal Accounting Officer)

/s/ GERALD GREENWALD
- --------------------------------
Gerald Greenwald
Director